Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

June 30, 2017

OneBeacon Insurance Group, Ltd.
Address:
605 Highway 169 North, Plymouth, MN 55441 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings (1)	A	A-	A	A3
Outlook	Under Review	Developing	Positive Watch	Under Review

(1)
Insurance entities include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, OBI National Insurance Company, and OBI America Insurance Company.

Subsequent to the announcement of the OneBeacon acquisition, certain of the rating agencies revised their outlook. On May 2, 2017, Fitch placed the rating on "Positive Watch." On May 3, 2017, Moody's placed the rating on "review for upgrade." On May 2, 2017, Standard & Poor's revised the rating outlook to "Developing" from "Stable." On May 3, 2017, A.M. Best placed the rating on "under review with positive implications."

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii - iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Comprehensive Income, Net Income and Non-GAAP Operating Income	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets and Book Value Per Share	5
Consolidated Pre-Tax Results from Operations	6
Consolidating Pre-Tax Results from Operations by Segment
For the Three and Six Months Ended June 30, 2017 and 2016	7 - 8
Consolidated Loss and LAE Reserve Summaries
For the Three and Six Months Ended June 30, 2017 and 2016	9

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	10
Specialty Industries
Pre-Tax Results from Operations	11

Investing, Financing and Corporate
Pre-Tax Results from Operations	12
Investment Results Pre-Tax	13
Investment Returns	14
Composition of Invested Assets	15
Capital Structure and Interest Coverage	16

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•	OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing U.S. customers distinct specialty insurance products. Specialty Products includes Healthcare, Management Liability, Financial Services, A.W.G. Dewar, Specialty Property, Environmental, Surety, Programs, Financial Institutions, and Architects and Engineers.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes Entertainment, Inland Marine, Ocean Marine, Technology, Accident and Health, and Government Risks.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•
Net written premiums is an operating metric used by the Company to measure business volume. The metric is calculated by totaling all premium amounts, both direct and assumed, that customers are required to pay for policies that are written, or bound, during the relevant accounting period, less amounts ceded to reinsurance companies.

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Non-GAAP operating income (loss) is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, and the related tax effects, from net income attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains which may be heavily influenced by investment market conditions. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of net income attributable to OneBeacon's common shareholders to non-GAAP operating income (loss) is included on page 3.

•
Non-GAAP operating income (loss) per share is calculated by dividing non-GAAP operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that non-GAAP operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to non-GAAP operating income (loss) is included on page 3. The calculation of non-GAAP operating income (loss) per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after-tax, and accumulated other comprehensive loss (AOCL), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses on investments and foreign currencies and other comprehensive loss when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, is included on page 4.

•
Pre-tax non-GAAP operating income before interest expense on debt is a non-GAAP financial measure that represents pre-tax income less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income. Management believes that pre-tax non-GAAP operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax non-GAAP operating income before interest expense on debt is included on page 16.

•
Interest coverage is calculated by dividing pre-tax non-GAAP operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 16.

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This investor supplement may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this news release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict," and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to our:

•	change in book value per share or return on equity;

•	business strategy;

•	financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•	expansion and growth of our business and operations;

•	proposed merger with Intact Financial Corporation ("Intact");

•	future capital expenditures; and

•	pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of our experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail in Part II, Item 1A under the caption "Risk Factors on page 69 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and beginning on page 16 of the Company's 2016 Annual Report on Form 10-K, that could cause actual results to differ materially from expectations, including:

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks;

•	the continued availability of capital and financing;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the ability to maintain data and system security;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	our ability to retain key personnel;

•	participation in guaranty funds and mandatory market mechanisms;

•	our ability to maintain effective operating procedures and manage operational risk;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	Bermuda law may afford less protection to shareholders;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest, competition, and related-party transactions;

•	changes in tax laws or tax treaties;

•	the risk that the proposed merger with Intact may not be completed on the currently contemplated timeline or at all;

•
risks related to diverting management’s attention from our ongoing business operations and other risks related to the pendency of the proposed merger with Intact, including on our ability to retain and hire key personnel, our ability to maintain relationships with our customers, policyholders, brokers, service providers and others with whom we do business, our stock price, and our business, financial condition and results of operations generally;

•	the risk that shareholder litigation in connection with the proposed merger with Intact may result in significant costs of defense, indemnification and liability; and

•	other factors, most of which are beyond our control.

Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. Readers should carefully review these risk factors, and are cautioned not to place undue reliance on our forward-looking statements. The forward-looking statements in this report speak only as of the date on which they are made. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended
	June 30,	Sep 30,	Dec 31,	Mar 31,	June 30,
	2016	2016	2016	2017	2017
Highlights
Comprehensive income	$24.7	$28.6	$8.7	$32.2	$0.1
Net income (loss)	24.5	28.3	8.2	32.1	(0.1)
Non-GAAP operating income (loss)	8.5	18.2	20.6	22.4	(8.1)

						As of June 30, 2017	As of Dec 31, 2016	% Change
Per Share Amounts
Book value per share [1]						$10.71	$10.82	(1.0)%
Change in book value per share, including dividends, in the quarter [2]								0.1%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [3]								6.8%
Common shares outstanding						94.7	94.3
Non-GAAP operating income (loss) per share (basic & diluted) (see p.3)	$0.09	$0.19	$0.22	$0.24	$(0.09)
Weighted average number of common shares outstanding (basic & diluted)	93.9	94.0	94.0	94.0	94.0

Financial Ratios
Underwriting ratios:
Loss and LAE ratio	66.2%	58.6%	56.7%	57.5%	68.0%
Expense ratio	36.7%	37.6%	38.3%	37.0%	38.9%
Combined ratio	102.9%	96.2%	95.0%	94.5%	106.9%

						As of June 30, 2017	As of Dec 31, 2016	Change
Balance Sheet
Total investment securities						$2,683.7	$2,620.4	2.4%
Total OneBeacon's common shareholders' equity						$1,015.1	$1,021.3	(0.6)%
Ratio of debt to total capital						21.2%	21.0%	0.2 pts

[1]	Represents OneBeacon's common shareholders' equity divided by common shares outstanding.
[2]	Includes a quarterly dividend paid of $0.21 per share.
[3]	Internal rate of return (IRR) calculated based on beginning book value per share, quarterly dividends paid of $0.21 per share and ending book value per share.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Earned premiums	$271.4	$277.9	$272.7	$261.8	$277.4	$550.0	$539.2
Net investment income	12.1	11.8	12.3	12.2	14.5	26.5	26.7
Net realized and change in unrealized investment gains	24.7	15.5	(19.1)	15.0	12.3	41.3	27.3
Net other revenues [1]	0.8	1.8	2.0	3.4	2.1	1.7	5.5
Total revenues	309.0	307.0	267.9	292.4	306.3	619.5	598.7
Loss and loss adjustment expenses	179.7	162.8	154.7	150.6	188.6	338.5	339.2
Policy acquisition expenses	48.7	55.1	51.2	45.3	48.4	99.7	93.7
Other underwriting expenses	50.9	49.4	53.4	51.7	59.6	106.2	111.3
General and administrative expenses	3.5	3.5	3.3	5.0	8.8	7.4	13.8
Interest expense	3.2	3.3	3.3	3.3	3.3	6.5	6.6
Total expenses	286.0	274.1	265.9	255.9	308.7	558.3	564.6
Pre-tax income (loss)	23.0	32.9	2.0	36.5	(2.4)	61.2	34.1
Income tax (expense) benefit	2.0	(4.6)	6.4	(3.9)	2.7	10.7	(1.2)
Net income including noncontrolling interests	25.0	28.3	8.4	32.6	0.3	71.9	32.9
Less: Net income attributable to noncontrolling interests	(0.5)	—	(0.2)	(0.5)	(0.4)	(1.0)	(0.9)
Net income (loss) attributable to OneBeacon’s common shareholders	24.5	28.3	8.2	32.1	(0.1)	70.9	32.0
Other comprehensive income, net of tax	0.2	0.3	0.5	0.1	0.2	0.2	0.3
Comprehensive income attributable to OneBeacon’s common shareholders	$24.7	$28.6	$8.7	$32.2	$0.1	$71.1	$32.3

[1]
The three months ended September 30, 2016 includes a $0.5 million positive adjustment on the gain on sale of Essentia resulting from recoveries upon the resolution of a matter relating to the Michigan Catastrophic Claims Association.

OneBeacon Insurance Group, Ltd.
Comprehensive Income, Net Income (Loss) and Non-GAAP Operating Income (Loss)
(in millions, except per share amounts)

	Three Months Ended					Six Months Ended		Twelve Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017	2017
Comprehensive income attributable to OneBeacon’s common shareholders	$24.7	$28.6	$8.7	$32.2	$0.1	$71.1	$32.3	$69.6

Net income (loss) attributable to OneBeacon’s common shareholders	$24.5	$28.3	$8.2	$32.1	$(0.1)	$70.9	$32.0	$68.5

Weighted average number of common shares outstanding	93.9	94.0	94.0	94.0	94.0	94.0	94.0	94.0

Net income attributable to OneBeacon’s common shareholders per share	$0.26	$0.30	$0.09	$0.34	$—	$0.75	$0.34	$0.73

Net income (loss) attributable to OneBeacon’s common shareholders	$24.5	$28.3	$8.2	$32.1	$(0.1)	$70.9	$32.0	$68.5
Less:
Net realized and change in unrealized investment gains	(24.7)	(15.5)	19.1	(15.0)	(12.3)	(41.3)	(27.3)	(23.7)
Tax effect on net realized and change in unrealized investment gains	8.7	5.4	(6.7)	5.3	4.3	14.5	9.6	8.3
Non-GAAP operating income (loss) [1]	$8.5	$18.2	$20.6	$22.4	$(8.1)	$44.1	$14.3	$53.1

Weighted average number of common shares outstanding	93.9	94.0	94.0	94.0	94.0	94.0	94.0	94.0

Non-GAAP operating income (loss) per share [1]	$0.09	$0.19	$0.22	$0.24	$(0.09)	$0.47	$0.15	$0.57

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Jun 30, 2017
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders			$69.6

[B]	Non-GAAP operating income [1]			$53.1
		As of	As of
		Jun 30, 2017	Jun 30, 2016	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,015.1	$1,022.2	$1,018.7
	Less:
	Net unrealized gains and losses on investments and foreign currencies	(65.1)	(59.4)
	Tax effect on net unrealized gains and losses on investments and foreign currencies	22.8	20.8
	Accumulated other comprehensive loss (AOCL)	2.7	5.0
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized gains and losses on investments and foreign currencies and AOCL[1]	$975.5	$988.6	$982.1
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			6.8%

	Non-GAAP operating return on average adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies and AOCL [ B / D ]			5.4%

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets and Book Value Per Share
As of June 30, 2017 and December 31, 2016
($ in millions, except per share amounts)

	As of
Assets	June 30, 2017	Dec 31, 2016
Investment securities
Fixed maturity investments	$2,288.6	$2,169.1
Short-term investments	55.5	112.1
Common equity securities	205.5	188.7
Other investments	134.1	150.5
Total investment securities	2,683.7	2,620.4
Cash	71.3	69.6
Reinsurance recoverables	198.0	179.5
Premiums receivable	245.4	228.3
Deferred acquisition costs	106.9	96.3
Ceded unearned premiums	56.6	44.2
Net deferred tax asset	130.1	126.7
Investment income accrued	12.9	11.3
Accounts receivable on unsettled investment sales	5.8	1.4
Other assets	185.7	212.2
Total assets	$3,696.4	$3,589.9
Liabilities
Unpaid loss and loss adjustment expense reserves	$1,411.2	$1,365.6
Unearned premiums	595.2	575.1
Funds held under insurance contracts	210.2	153.0
Debt	273.3	273.2
Accounts payable on unsettled investment purchases	9.3	—
Other liabilities	182.4	197.8
Total liabilities	2,681.6	2,564.7
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,014.5	1,013.2
Retained earnings	4.5	12.3
Accumulated other comprehensive loss	(3.9)	(4.2)
Total OneBeacon’s common shareholders’ equity	1,015.1	1,021.3
Total noncontrolling interests	(0.3)	3.9
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,014.8	1,025.2
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$3,696.4	$3,589.9

Total OneBeacon’s common shareholders’ equity	$1,015.1	$1,021.3
Common shares outstanding	94.7	94.3
Book value per share	$10.71	$10.82

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Net written premiums	$261.0	$324.1	$235.5	$256.9	$290.1	$541.1	$547.0
Earned premiums	271.4	277.9	272.7	261.8	277.4	550.0	539.2

Loss and loss adjustment expenses	(179.7)	(162.8)	(154.7)	(150.6)	(188.6)	(338.5)	(339.2)
Policy acquisition expenses	(48.7)	(55.1)	(51.2)	(45.3)	(48.4)	(99.7)	(93.7)
Other underwriting expenses	(50.9)	(49.4)	(53.4)	(51.7)	(59.6)	(106.2)	(111.3)
Underwriting income (loss)	(7.9)	10.6	13.4	14.2	(19.2)	5.6	(5.0)

Net investment income	12.1	11.8	12.3	12.2	14.5	26.5	26.7
Net realized and change in unrealized investment gains	24.7	15.5	(19.1)	15.0	12.3	41.3	27.3
Net other revenues	0.8	1.8	2.0	3.4	2.1	1.7	5.5
General and administrative expenses	(3.5)	(3.5)	(3.3)	(5.0)	(8.8)	(7.4)	(13.8)
Interest expense	(3.2)	(3.3)	(3.3)	(3.3)	(3.3)	(6.5)	(6.6)
Pre-tax income (loss)	$23.0	$32.9	$2.0	$36.5	$(2.4)	$61.2	$34.1

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	58.6%	57.5%	56.1%	56.9%	61.6%	57.3%	59.3%
Catastrophe loss and LAE	1.9%	1.1%	0.6%	0.6%	3.8%	1.4%	2.2%
Total loss and LAE	60.5%	58.6%	56.7%	57.5%	65.4%	58.7%	61.5%
Prior year:
Total loss and LAE (fav) unfav	5.7%	—%	—%	—%	2.6%	2.8%	1.4%
Total loss and LAE ratio	66.2%	58.6%	56.7%	57.5%	68.0%	61.5%	62.9%

Policy acquisition expenses	18.0%	19.8%	18.8%	17.3%	17.4%	18.1%	17.4%
Other underwriting expenses	18.7%	17.8%	19.5%	19.7%	21.5%	19.3%	20.6%
Total expense ratio	36.7%	37.6%	38.3%	37.0%	38.9%	37.4%	38.0%

Total combined ratio	102.9%	96.2%	95.0%	94.5%	106.9%	98.9%	100.9%

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Three Months Ended June 30, 2017 and 2016
($ in millions)

	Specialty Products		Specialty Industries		Investing, Financing and Corporate		Consolidated
	2017	2016	2017	2016	2017	2016	2017	2016
Gross written premiums	$150.2	$120.6	$172.7	$165.4	$—	$—	$322.9	$286.0
Net written premiums	126.8	105.0	163.3	156.0	—	—	290.1	261.0

Earned premiums	$130.4	$123.1	$147.0	$148.3	$—	$—	$277.4	$271.4
Loss and loss adjustment expenses	(98.6)	(99.4)	(90.0)	(80.3)	—	—	(188.6)	(179.7)
Policy acquisition expenses	(22.0)	(21.6)	(26.4)	(27.1)	—	—	(48.4)	(48.7)
Other underwriting expenses	(24.8)	(22.3)	(34.8)	(28.6)	—	—	(59.6)	(50.9)
Underwriting income (loss)	(15.0)	(20.2)	(4.2)	12.3	—	—	(19.2)	(7.9)

Net investment income	—	—	—	—	14.5	12.1	14.5	12.1
Net realized and change in unrealized investment gains	—	—	—	—	12.3	24.7	12.3	24.7
Net other revenues	—	—	0.2	0.2	1.9	0.6	2.1	0.8
General and administrative expenses	—	—	(0.5)	(0.5)	(8.3)	(3.0)	(8.8)	(3.5)
Interest expense	—	—	—	—	(3.3)	(3.2)	(3.3)	(3.2)
Pre-tax income (loss)	$(15.0)	$(20.2)	$(4.5)	$12.0	$17.1	$31.2	$(2.4)	$23.0

Underwriting Ratios
Loss and LAE ratio	75.6%	80.8%	61.2%	54.3%			68.0%	66.2%
Expense ratio	35.8%	35.6%	41.6%	37.5%			38.9%	36.7%
Total combined ratio	111.4%	116.4%	102.8%	91.8%			106.9%	102.9%

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Ope rations by Segment
For the Six Months Ended June 30, 2017 and 2016
($ in millions)

	Specialty Products		Specialty Industries		Investing, Financing and Corporate		Consolidated
	2017	2016	2017	2016	2017	2016	2017	2016
Gross written premiums	$285.1	$258.4	$335.1	$338.1	$—	$—	$620.2	$596.5
Net written premiums	231.9	223.4	315.1	317.7	—	—	547.0	541.1

Earned premiums	$249.6	$246.3	$289.6	$303.7	$—	$—	$539.2	$550.0
Loss and loss adjustment expenses	(181.5)	(185.8)	(157.7)	(152.7)	—	—	(339.2)	(338.5)
Policy acquisition expenses	(41.6)	(44.8)	(52.1)	(54.9)	—	—	(93.7)	(99.7)
Other underwriting expenses	(45.5)	(43.6)	(65.8)	(62.6)	—	—	(111.3)	(106.2)
Underwriting income (loss)	(19.0)	(27.9)	14.0	33.5	—	—	(5.0)	5.6

Net investment income	—	—	—	—	26.7	26.5	26.7	26.5
Net realized and change in unrealized investment gains	—	—	—	—	27.3	41.3	27.3	41.3
Net other revenues (expenses)	(0.1)	(0.1)	0.4	0.5	5.2	1.3	5.5	1.7
General and administrative expenses	—	—	(1.0)	(1.0)	(12.8)	(6.4)	(13.8)	(7.4)
Interest expense	—	—	—	—	(6.6)	(6.5)	(6.6)	(6.5)
Pre-tax income (loss)	$(19.1)	$(28.0)	$13.4	$33.0	$39.8	$56.2	$34.1	$61.2

Underwriting Ratios
Loss and LAE ratio	72.7%	75.5%	54.5%	50.2%			62.9%	61.5%
Expense ratio	34.9%	35.9%	40.7%	38.7%			38.0%	37.4%
Total combined ratio	107.6%	111.4%	95.2%	88.9%			100.9%	98.9%

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
For the Three and Six Months Ended June 30, 2017 and 2016
($ in millions)

	Three months ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Gross beginning loss and LAE reserves	$1,368.8	$1,343.8	$1,365.6	$1,389.8
Less beginning reinsurance recoverable on unpaid losses	(174.7)	(150.4)	(172.9)	(186.0)
Net beginning loss and LAE reserves	1,194.1	1,193.4	1,192.7	1,203.8

Loss and LAE incurred relating to:
Current year losses	181.3	164.3	331.9	323.1
Prior year losses	7.3	15.4	7.3	15.4
Total incurred loss and LAE	188.6	179.7	339.2	338.5

Loss and LAE paid relating to:
Current year losses	(36.4)	(37.1)	(57.7)	(59.1)
Prior year losses	(132.1)	(122.2)	(260.0)	(269.4)
Total loss and LAE payments	(168.5)	(159.3)	(317.7)	(328.5)

Net ending loss and LAE reserves	1,214.2	1,213.8	1,214.2	1,213.8
Plus ending reinsurance recoverable on unpaid losses	197.0	162.8	197.0	162.8
Gross ending loss and LAE reserves	$1,411.2	$1,376.6	$1,411.2	$1,376.6

Earned premiums	$277.4	$271.4	$539.2	$550.0
Ratios:
Calendar year loss and LAE paid	60.7%	58.7%	58.9%	59.7%
Calendar year loss and LAE incurred	68.0%	66.2%	62.9%	61.5%
Unfavorable (favorable) prior accident year development	2.6%	5.7%	1.4%	2.8%
Current accident year loss and LAE paid to incurred	20.1%	22.6%	17.4%	18.3%

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Net written premiums	$104.9	$172.3	$108.4	$105.1	$126.8	$223.4	$231.9
Earned premiums	123.1	122.6	120.0	119.2	130.4	246.3	249.6

Loss and loss adjustment expenses	(99.4)	(77.0)	(89.6)	(82.9)	(98.6)	(185.8)	(181.5)
Policy acquisition expenses	(21.6)	(26.2)	(24.3)	(19.6)	(22.0)	(44.8)	(41.6)
Other underwriting expenses	(22.3)	(18.5)	(20.3)	(20.7)	(24.8)	(43.6)	(45.5)
Underwriting income (loss)	(20.2)	0.9	(14.2)	(4.0)	(15.0)	(27.9)	(19.0)

Net other expenses	—	—	—	(0.1)	—	(0.1)	(0.1)
Pre-tax income (loss)	$(20.2)	$0.9	$(14.2)	$(4.1)	$(15.0)	$(28.0)	$(19.1)

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	65.7%	60.6%	63.2%	60.3%	68.2%	58.8%	64.5%
Catastrophe loss and LAE	1.3%	0.2%	0.3%	0.4%	0.5%	0.9%	0.4%
Total loss and LAE	67.0%	60.8%	63.5%	60.7%	68.7%	59.7%	64.9%
Prior year:
Total loss and LAE (fav) unfav	13.8%	2.1%	11.2%	8.8%	6.9%	15.8%	7.8%
Total loss and LAE ratio	80.8%	62.9%	74.7%	69.5%	75.6%	75.5%	72.7%

Policy acquisition expenses	17.6%	21.4%	20.2%	16.5%	16.9%	18.2%	16.7%
Other underwriting expenses	18.0%	15.1%	16.9%	17.4%	18.9%	17.7%	18.2%
Total expense ratio	35.6%	36.5%	37.1%	33.9%	35.8%	35.9%	34.9%

Total combined ratio	116.4%	99.4%	111.8%	103.4%	111.4%	111.4%	107.6%

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Net written premiums	$156.1	$151.8	$127.1	$151.8	$163.3	$317.7	$315.1
Earned premiums	148.3	155.3	152.7	142.6	147.0	303.7	289.6

Loss and loss adjustment expenses	(80.3)	(85.8)	(65.1)	(67.7)	(90.0)	(152.7)	(157.7)
Policy acquisition expenses	(27.1)	(28.9)	(26.9)	(25.7)	(26.4)	(54.9)	(52.1)
Other underwriting expenses	(28.6)	(30.9)	(33.1)	(31.0)	(34.8)	(62.6)	(65.8)
Underwriting income (loss)	12.3	9.7	27.6	18.2	(4.2)	33.5	14.0

Net other revenues	0.2	0.8	0.2	0.2	0.2	0.5	0.4
General and administrative expenses	(0.5)	(0.9)	(0.5)	(0.5)	(0.5)	(1.0)	(1.0)
Pre-tax income (loss)	$12.0	$9.6	$27.3	$17.9	$(4.5)	$33.0	$13.4

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	52.8%	55.1%	50.6%	54.0%	55.6%	56.1%	54.9%
Catastrophe loss and LAE	2.5%	1.8%	0.8%	0.9%	6.7%	1.9%	3.8%
Total loss and LAE	55.3%	56.9%	51.4%	54.9%	62.3%	58.0%	58.7%
Prior year:
Total loss and LAE (fav) unfav	(1.0)%	(1.6)%	(8.8)%	(7.4)%	(1.1)%	(7.8)%	(4.2)%
Total loss and LAE ratio	54.3%	55.3%	42.6%	47.5%	61.2%	50.2%	54.5%

Policy acquisition expenses	18.2%	18.6%	17.6%	18.0%	17.9%	18.1%	17.9%
Other underwriting expenses	19.3%	19.8%	21.6%	21.7%	23.7%	20.6%	22.8%
Total expense ratio	37.5%	38.4%	39.2%	39.7%	41.6%	38.7%	40.7%

Total combined ratio	91.8%	93.7%	81.8%	87.2%	102.8%	88.9%	95.2%

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Net investment income	$12.1	$11.8	$12.3	$12.2	$14.5	$26.5	$26.7
Net realized and change in unrealized investment gains	24.7	15.5	(19.1)	15.0	12.3	41.3	27.3
Net other revenues	0.6	1.0	1.8	3.3	1.9	1.3	5.2
General and administrative expenses	(3.0)	(2.6)	(2.8)	(4.5)	(8.3)	(6.4)	(12.8)
Interest expense	(3.2)	(3.3)	(3.3)	(3.3)	(3.3)	(6.5)	(6.6)
Pre-tax income (loss)	$31.2	$22.4	$(11.1)	$22.7	$17.1	$56.2	$39.8

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Net investment income
Fixed maturity investments	$12.2	$12.0	$12.4	$12.6	$14.1	$24.3	$26.7
Short-term investments	0.1	0.1	—	0.1	0.1	0.1	0.2
Common equity securities	0.5	0.9	1.1	0.8	0.9	1.5	1.7
Other investments	0.5	0.1	(0.1)	—	0.4	3.0	0.4
Total investment income	13.3	13.1	13.4	13.5	15.5	28.9	29.0
Less investment expenses	1.2	1.3	1.1	1.3	1.0	2.4	2.3
Net investment income	$12.1	$11.8	$12.3	$12.2	$14.5	$26.5	$26.7

Net realized investment gains (losses)
Fixed maturity investments	$0.4	$2.5	$(1.6)	$(1.1)	$0.8	$(1.0)	$(0.3)
Short-term investments	—	—	—	—	—	—	—
Common equity securities	3.7	6.3	6.9	0.3	0.7	(1.0)	1.0
Other investments	(3.0)	(1.4)	2.4	1.2	(1.0)	(2.8)	0.2
Net realized investment gains (losses)	$1.1	$7.4	$7.7	$0.4	$0.5	$(4.8)	$0.9

Change in net unrealized investment gains (losses)
Fixed maturity investments	$12.0	$(2.3)	$(22.2)	$7.3	$4.8	$27.0	$12.1
Short-term investments	—	—	—	—	—	—	—
Common equity securities	(5.4)	3.8	(5.4)	10.1	5.2	4.3	15.3
Other investments	17.0	6.6	0.8	(2.9)	(0.1)	14.8	(3.0)
Change in net unrealized investment gains (losses)	$23.6	$8.1	$(26.8)	$14.5	$9.9	$46.1	$24.4

Change in net unrealized foreign currency translation
Fixed maturity investments	$—	$—	$—	$0.1	$1.9	$—	$2.0
Short-term investments	—	—	—	—	—	—	—
Common equity securities	—	—	—	—	—	—	—
Other investments	—	—	—	—	—	—	—
Change in net unrealized foreign currency translation	$—	$—	$—	$0.1	$1.9	$—	$2.0

Total investment return
Fixed maturity investments	$24.6	$12.2	$(11.4)	$18.9	$21.6	$50.3	$40.5
Short-term investments	0.1	0.1	—	0.1	0.1	0.1	0.2
Common equity securities	(1.2)	11.0	2.6	11.2	6.8	4.8	18.0
Other investments	14.5	5.3	3.1	(1.7)	(0.7)	15.0	(2.4)
Total investment return (before expenses)	$38.0	$28.6	$(5.7)	$28.5	$27.8	$70.2	$56.3

OneBeacon Insurance Group, Ltd.
Investment Returns
($ in millions)

	Three Months Ended					Six Months Ended
	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2016	2016	2016	2017	2017	2016	2017
Average fair value of investments
Fixed maturity investments	$2,074.2	$2,145.4	$2,170.0	$2,167.9	$2,227.7	$2,076.3	$2,208.1
Short-term investments	117.1	95.0	93.8	102.4	74.1	101.1	86.8
Common equity securities	256.5	213.0	188.8	193.8	202.2	270.6	197.7
Other investments	142.5	148.4	150.1	143.1	134.9	142.7	140.1
Total average fair value	$2,590.3	$2,601.8	$2,602.7	$2,607.2	$2,638.9	$2,590.7	$2,632.7

Investment returns
Fixed maturity investments	1.2%	0.6%	(0.5)%	0.9%	1.0%	2.4%	1.8%
Short-term investments	0.1%	0.1%	—%	0.1%	0.1%	0.1%	0.2%
Total fixed income	1.1%	0.5%	(0.5)%	0.8%	0.9%	2.3%	1.8%
Common equity securities	(0.5)%	5.2%	1.4%	5.8%	3.4%	1.8%	9.1%
Other investments	10.2%	3.6%	2.1%	(1.2)%	(5.0)%	10.5%	(1.7)%
Total common equity securities and other investments	3.3%	4.5%	1.7%	2.8%	1.8%	4.8%	4.6%
Total return	1.5%	1.1%	(0.2)%	1.1%	1.1%	2.7%	2.1%

Average amortized cost of investments
Fixed maturity investments	$2,051.0	$2,117.3	$2,154.2	$2,159.5	$2,212.2	$2,060.1	$2,196.2
Short-term investments	117.1	95.0	93.8	102.4	74.1	101.1	86.8
Common equity securities	245.9	203.1	179.6	182.4	183.1	262.2	182.9
Other investments	128.8	122.9	120.9	115.0	108.3	131.1	112.5
Total average amortized cost	$2,542.8	$2,538.3	$2,548.5	$2,559.3	$2,577.7	$2,554.5	$2,578.4

Investment yield
Fixed maturity investments	0.6%	0.6%	0.6%	0.6%	0.6%	1.2%	1.2%
Short-term investments	0.1%	0.1%	—%	0.1%	0.1%	0.1%	0.2%
Common equity securities	0.2%	0.4%	0.6%	0.4%	0.5%	0.6%	0.9%
Other investments	0.4%	0.1%	(0.1)%	—%	0.4%	2.3%	0.4%
Total investment yield	0.5%	0.5%	0.5%	0.5%	0.6%	1.1%	1.1%

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets
($ in millions)

	Jun 30, 2016		Sep 30, 2016		Dec 31, 2016		Mar 31, 2017		Jun 30, 2017
	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix
Fixed maturity investments	$2,119.8	80.9%	$2,170.9	84.0%	$2,169.1	82.8%	$2,166.7	83.5%	$2,288.6	85.3%
Short-term investments	114.5	4.4%	75.5	2.9%	112.1	4.3%	92.7	3.6%	55.5	2.1%
Common equity securities	237.1	9.1%	188.9	7.3%	188.7	7.2%	198.9	7.7%	205.5	7.6%
Other investments[1]	147.2	5.6%	149.6	5.8%	150.5	5.7%	135.8	5.2%	134.1	5.0%
Total investments, fair value	$2,618.6	100.0%	$2,584.9	100.0%	$2,620.4	100.0%	$2,594.1	100.0%	$2,683.7	100.0%

U.S. government obligations	53.8	2.5%	54.2	2.5%	167.3	7.7%	55.8	2.6%	55.7	2.4%
Debt securities issued by corporations	714.6	33.7%	738.1	34.0%	763.1	35.2%	908.6	41.9%	903.6	39.5%
Municipal obligations	70.1	3.3%	71.5	3.3%	70.5	3.2%	70.5	3.3%	70.6	3.1%
Mortgage and asset-backed securities	1,195.4	56.4%	1,220.5	56.2%	1,153.1	53.2%	1,113.1	51.4%	1,240.1	54.2%
Foreign government obligations	1.2	0.1%	1.2	0.1%	1.2	0.1%	5.0	0.2%	4.4	0.2%
Preferred stocks	84.7	4.0%	85.4	3.9%	13.9	0.6%	13.7	0.6%	14.2	0.6%
Total fixed maturity investments, fair value	$2,119.8	100.0%	$2,170.9	100.0%	$2,169.1	100.0%	$2,166.7	100.0%	$2,288.6	100.0%

Government bonds	$54.5	2.6%	$55.1	2.6%	$170.6	7.9%	$60.9	2.8%	$60.3	2.7%
AAA/Aaa	550.9	26.3%	609.2	28.4%	502.2	23.2%	537.6	24.9%	655.5	28.9%
AA/Aa	535.8	25.6%	529.7	24.7%	621.7	28.7%	555.7	25.8%	556.2	24.5%
A/A	365.3	17.5%	328.5	15.3%	256.4	11.8%	344.6	16.0%	343.5	15.1%
BBB/Baa	454.8	21.8%	443.4	20.7%	484.7	22.4%	525.3	24.4%	519.9	22.9%
Other/not rated	129.3	6.2%	178.1	8.3%	128.8	6.0%	130.5	6.1%	134.4	5.9%
Total fixed maturity investments, amortized cost[2]	$2,090.6	100.0%	$2,144.0	100.0%	$2,164.4	100.0%	$2,154.6	100.0%	$2,269.8	100.0%

[1]
Other investments as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016 include the $70.5, $69.6, $71.9, $71.5, and $62.8 million, respectively, fair value of surplus notes issued upon closing the Runoff Transaction

[2]	Credit ratings are assigned based on the following hierarchy: 1) Standard & Poor's and 2) Moody's Investor Service, Inc.

OneBeacon Insurance Group, Ltd.
Capital Structure and Interest Coverage
($ in millions)

Capital Structure:	As of
	Jun 30, 2017	Dec 31, 2016
Total capitalization
Senior notes	$273.3	$273.2
Non-controlling interest	(0.3)	3.9
OneBeacon’s common shareholders’ equity	1,015.1	1,021.3
Total capitalization	$1,288.1	$1,298.4

Ratio of debt to total capital	21.2%	21.0%

Interest Coverage:		Twelve Months Ended
		Jun 30, 2017		Dec 31, 2016
	Pre-tax income	$69.0		$96.1
	Less:
	Net realized and change in unrealized investment (gains) losses	(23.7)		(37.7)
[B]	Interest expense on debt	13.2		13.1
[A]	Pre-tax non-GAAP operating income before interest expense on debt [1]	$58.5		$71.5

	Interest coverage [A/B] [1]	4.4	x	5.5	x

[1]	Represents a non-GAAP financial measure.